EXHIBIT 10.31

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 2 dated as of November 30, 2006 (this “Amendment”) to the Credit and Guaranty Agreement (the “Credit Agreement”) dated as of November 23, 2005, among Federal-Mogul Corporation, certain of its subsidiaries named on the signature pages thereto as borrowers (the “Borrowers”), the lenders party thereto (the “Lenders”) and Citicorp USA, Inc., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrowers have asked the Lenders and the Administrative Agent, and the Lenders party hereto and the Administrative Agent are willing, on the terms set forth below, to amend certain provisions of the Credit Agreement and the Security and Pledge Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein has the meaning assigned to such term in the Credit Agreement or the Security and Pledge Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement or the Security and Pledge Agreement, as applicable, shall, after this Amendment becomes effective, refer to the Credit Agreement or the Security and Pledge Agreement, as applicable, as amended hereby.

Section 2. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) to revise the defined term “Adjusted LIBOR Rate” by deleting the phrase “upwards, if necessary,” in the parenthetical in the first sentence thereof, and by deleting the phrase “next 1/16th” in that same parenthetical and inserting the phrase “nearest 1/100th” in its place;

(b) to insert a new defined term immediately following the defined term “AM Finished Goods” as follows:

“‘Amendment Date’ shall mean November 30, 2006.”;

(c) to insert a new defined term immediately following the defined term “Amounts” as follows:

“‘Anticipated Japanese Consolidation’ shall mean, with respect to three of the Parent’s and the Subsidiaries’ Japanese manufacturing, technical and distribution facilities that are related primarily to the Parent’s and its Subsidiaries’ System Protection Group and Aftermarket operations, the anticipated consolidation of such facilities into one facility that will be located in Japan.”;

(d) to revise the defined term “Asian Investment” by deleting “$90,000,000” from clause (ii)(A) thereof and inserting “$125,000,000” in its place, by deleting the word “and” at the end of clause (ii)(D) thereof, by inserting the following new clause (iii) thereto: “(iii) related Other Foreign Transfers and”, by renumbering existing clause (iii) thereof as clause (iv) thereof, and by deleting the phrase “and (ii)” in clause (iv) thereof and inserting the phrase “, (ii) and (iii)” in its place;

(e) to delete the defined term “Blocker BV”;

(f) to revise the defined term “China Restructuring” by inserting the phrase “or another Non-Debtor Foreign Subsidiary Holding Company” immediately after the phrase “Mauritius holding company” in clause (ii) thereof, by deleting the word “and” at the end of clause (ii) thereof, by adding the following new clause (iii) thereto: “(iii) related Other Foreign Transfers and”, by renumbering existing clause (iii) thereof as clause (iv) thereof, and by deleting the phrase “and (ii)” in clause (iv) thereof and inserting the phrase “, (ii) and (iii)” in its place;

(g) to insert a new defined term immediately following the defined term “Commitment Fee” as follows:

“‘Company Voluntary Arrangements’ shall mean collectively, (i) the proposals dated June 23, 2006 for company voluntary arrangements in respect of T&N and forty-eight other U.K. Subsidiaries which are group companies, and (ii) the proposals dated June 23, 2006 for company voluntary arrangements in respect of Federal Mogul Growth Limited and F-M UK Holding Limited.”;

(h) to revise the defined term “Consolidated EBITDA” by deleting “$56,000,000” in clause (g) thereof and inserting “$60,000,000” in its place;

(i) to revise the defined term “Domestic EBITDA” by deleting “$56,000,000” in clause (g) thereof and inserting “$60,000,000” in its place;

(j) to revise the defined term “European Tax Restructuring” by deleting the phrase “dated November 2005” from clause (ii) thereof, by adding the following new clause (ii) thereto: “(ii) Other Foreign Transfers related thereto and”, by renumbering existing clause (ii) thereof as clause (iii) thereof, and by deleting the phrase “clause (i)” in new clause (iii) thereof and inserting the phrase “clauses (i) and (ii)” in its place;

(k) to insert a new defined term immediately following the defined term “F-M Taiwan” as follows:

“‘Federal-Mogul Corporation Pre-Emergence International Restructuring Plan’ shall mean the Federal-Mogul Corporation Simplified Pre-Emergence International Restructuring Plan Updated October 27, 2006.”;

(l) to revise the defined term “Final Order” by deleting the word “Existing” and inserting the word “JPM” in its place, and by inserting the word “Credit” immediately following the word “DIP”;

(m) to insert a new defined term immediately following the defined term “Foreign Subsidiary” as follows:

“‘French Restructuring’ shall mean (i) the conversion of Federal-Mogul S.A. into a société anonyme simplifiée such that it becomes Federal-Mogul S.A.S., (ii) the conversion of Federal-Mogul Automotive France, S.A. into a société anonyme simplifiée such that it becomes Federal-Mogul Automotive France, S.A.S., (iii) the sale by Federal-Mogul Ignition Company of Federal-Mogul Automotive France, S.A.S. to Federal-Mogul S.A.S. in exchange for Intercompany Loans, (iv) the possible transfer of such Intercompany Loans by Federal-Mogul Ignition Company to the Parent in exchange for cancellation of certain Intercompany Indebtedness, (v) the merger of Federal-Mogul Automotive France, S.A.S with and into Federal-Mogul S.A.S, (vi) the contribution to the equity of Federal-Mogul S.A.S. by Federal-Mogul Ignition Company, or if the transfer referred to in clause (iv) above has taken place, by the Parent, of the Intercompany Loans referred to in clause (iii) above, (vii) related Other Foreign Transfers and (viii) such other transactions including those contemplated in the Federal-Mogul Corporation Pre-Emergence International Restructuring Plan that are incidental to those contained in clauses (i) through (vii) for the purpose of effecting the above described transactions; provided that no such transaction or series of transactions described in the preceding clauses shall have the effect of reducing the direct or indirect equity interest therein pledged pursuant to the Loan Documents or the value thereof or otherwise adversely affect the collateral position of the Lenders with respect thereto or subject the same to additional or increased intervening claims.”;

(n) to revise the defined term “Intercompany Loan Notes Restructuring” by inserting the phrase “or the Excluded Subsidiaries” immediately following the word “Borrowers” at the end of clause (i) thereof, by inserting the phrase “or the Excluded Subsidiaries” immediately following the first appearance of the word “Borrowers” in clause (ii) thereof, and by inserting the phrase “, which equity in such obligor company may be cancelled in part” at the end of clause (iii)(D) thereof;

(o) to revise the defined term “Italy Restructuring” by deleting the phrase “Federal-Mogul Holding Italy S.r.L.” that appears beginning in the seventh line thereof and inserting the phrase “a new Non-Debtor Foreign Subsidiary Holding Company” in its place;

(p) to insert a new defined term immediately following the defined term “Loan Documents” as follows:

“‘Luxembourg Holdco’ shall mean that certain Foreign Subsidiary created in connection with the European Tax Restructuring and described on page 5 of the Federal-Mogul Corporation Pre-Emergence International Restructuring Plan.”;

(q) to revise the defined term “Maturity Date” by deleting the phrase “December 9, 2006” and inserting the phrase “July 1, 2007” in its place;

(r) to revise the defined term “Mexican Holdco” by inserting the word “either” immediately following the word “mean” and by inserting the phrase “, or the use of an existing Excluded Subsidiary incorporated under the laws of one of the states of the United States for such purpose” at the end thereof;

(s) to revise the defined term “Mexican Restructuring” by inserting the phrase “if not an existing entity” at the end of clause (i) thereof, by inserting a new clause (iv) immediately after the phrase “Mexican Holdco” appearing on the eighth line thereof: “(iv) the transfer by Federal-Mogul Canada Limited of its equity interest in Servicos de Componentes Automotrices S.A., a Mexican company, to Mexican Holdco in exchange for equity interests in Mexican Holdco,”, by renumbering existing clause (iv) thereof as clause (v) thereof, by renumbering existing clause (v) thereof as clause (vi) thereof, by inserting the phrase “in accordance with the European Tax Restructuring,” at the beginning of new clause (vi), by deleting the phrase “Federal-Mogul Investments B.V., (v) the merger of Mexican Holdco with and into Federal-Mogul Investments B.V. and” appearing at the end of new clause (vi) and inserting the phrase “Dutch Co-op and” in its place, by renumbering existing clause (vi) thereof as clause (vii) thereof, by deleting the phrase “and (v)” after the phrase “(iv)” in new clause (vii) thereof and inserting the phrase “, (v) and (vi)” in its place, and by inserting the phrase “; provided that no transaction or series of transactions described in the preceding clauses shall have the effect of reducing the direct or indirect equity interest therein pledged pursuant to the Loan Documents or the value thereof or otherwise adversely affect the collateral position of the Lenders with respect thereto or subject the same to additional or increased intervening claims” at the end of new clause (vii) thereof;

(t) to revise the defined term “Obligations” by deleting “$30,000,000” in clause (z) thereof and inserting “$100,000,000” in its place;

(u) to insert a new defined term immediately following the defined term “Other Currency” as follows:

“‘Other Foreign Transfers’ shall mean the authority to, where tax efficient, transfer (by way of dividend, sale or other means) second or third tier Non-Debtor Foreign Subsidiaries to the Parent or another Borrower or Excluded Subsidiary organized under the laws of one of the states of the United States, followed by the contribution of the equity interests in such Non-Debtor Foreign Subsidiaries to one of the Non-Debtor Foreign Subsidiary Holding Companies described in the European Tax Restructuring in exchange for equity interests in such Non-Debtor Foreign Subsidiary Holding Company in order to consolidate ownership of such Non-Debtor Foreign Subsidiaries; provided that no such transaction shall have the effect of reducing the direct or indirect equity interest therein pledged pursuant to the Loan Documents or the value thereof or otherwise adversely affect the collateral position of the Lenders with respect thereto or subject the same to additional or increased intervening claims.”;

(v) to revise the defined term “Permitted Investments” by deleting the word “Closing” in clause (h) thereof and inserting the word “Amendment” in its place, by deleting the word “and” at the end of clause (h) thereof, by deleting the word “Closing” in clause (i) thereof and inserting the word “Amendment” in its place, by deleting the word “Closing” in clause (j) thereof and inserting the word “Amendment” in its place, by deleting “$40,000,000” in clause (j) thereof and inserting the phrase “$70,000,000 on or after the Amendment Date” in its place, by deleting “$30,000,000” in clause (l) thereof and inserting “€10,000,000 on or after the Amendment Date” in its place, by renumbering existing clause (m) as clause (q), and by inserting the following new clauses after clause (l):

“(m) investments or additional investments, not to exceed $20,000,000 in the aggregate, in connection with the establishment of a technical center in Pudong-Shanghai, China;”

“(n) additional Investments, not to exceed $25,000,000 in the aggregate, in connection with (i) existing or new operations of the Parent and its Subsidiaries in China and (ii) the transfer of machinery and equipment having a fair market value of an amount not to exceed $10,000,000 from the Parent’s St. Louis, Missouri drum and rotor facility to a facility located in China;”

“(o) additional Investments by the Parent or any of its Subsidiaries in connection with the Anticipated Japanese Consolidation in an amount not to exceed $10,000,0000;” and

“(p) additional investments made by the Parent or any of its Subsidiaries in the form of (i) capital contributions to one or more Subsidiaries organized under the laws of Brazil and/or (ii) the forgiveness of Indebtedness (A) owing by one or more Subsidiaries organized under the laws of Brazil to the Parent or any of its Subsidiaries or (B) purchased from one or more Subsidiaries organized under the laws of Brazil by the Parent or any of its Subsidiaries, in an aggregate amount not to exceed $20,000,000; and”;

(w) to revise the defined term “Permitted Liens” by renumbering clause (viii)(x) as clause (viii)(A), by deleting “$15,000,000” in new clause (viii)(A) and inserting “$25,000,000” in its place, by inserting a new clause (viii)(B) as follows: “Indebtedness of Non-Debtor Foreign Subsidiaries owed to Persons other than Affiliates, incurred pursuant to Section 6.03(xv),” by renumbering clause (viii)(y) as clause (viii)(C), by renumbering clause (viii)(z) as clause (viii)(D), by deleting the phrase “derivatives traders” in clause (x) and inserting the phrase “hedging counterparties” in its place, by deleting “$15,000,000” in clause (x) and inserting “$25,000,000” in its place, by deleting “and” at the end of clause (xxiii), by inserting the following new clauses:

“(xxiv) Liens on the assets or equity of a joint venture securing Indebtedness incurred to satisfy the Joint Venture Put Obligation relating to such joint venture, provided that such Indebtedness is permitted by Section 6.03(xv)”;

“(xxv) Liens on assets of any Person which becomes a Foreign Subsidiary subsequent to the Amendment Date to secure Indebtedness of such Person in an aggregate amount not to exceed $90,000,000 at any time, provided that such Indebtedness (x) is otherwise permitted under this Agreement and (y) was in existence at the time such Person became a Foreign Subsidiary and was not incurred in contemplation thereof”;

“(xxvi) Liens on assets of any Non-Debtor Foreign Subsidiary securing Indebtedness permitted by Section 6.03(xiv),”; and

“(xxvii) Liens consisting of deposits with hedging counterparties as may be required pursuant to the terms of the International Swap Dealers Association Master Agreement(s) executed in connection with the Borrowers’ hedging of all or a portion of the interest rate risk relating to the Indebtedness that will be required to enable the Borrowers to terminate the Cases by consummating a plan of reorganization, in an aggregate amount not to exceed at any time $50,000,000 and”;

by renumbering clause (xxiv) as clause (xxviii), and by deleting “(xxiii)” from new clause (xxviii) and inserting “(xxvii)” in its place.

(x) to revise the defined term “Restricted Subsidiaries” by deleting “Blocker BV, Spanish ETVA” from clause (i) and inserting “Luxembourg Holdco” in its place and by inserting “(including one or more limited liability companies organized under the laws of one of the states of the United States of America)” in clause (ii)(x) immediately following “Company”;

(y) to revise the defined term “Restricted Subsidiary Prohibited Indebtedness” by deleting the existing definition in its entirety and inserting the following new definition in its place: “shall mean (i) Indebtedness owed by any Restricted Subsidiary to any Person other than (i) the Parent or (ii) another Subsidiary of the Parent which is either (x) a Borrower or (y) another Subsidiary, but in the case of (y) only if the incurrence of such Indebtedness would not have the effect of reducing the value of the equity interest of the incurring Restricted Subsidiary directly or indirectly pledged pursuant to the Loan Documents or otherwise adversely affect the collateral position of the Lenders with respect to the incurring Restricted Subsidiary or subject the same to additional or increased intervening claims.”;

(z) to delete the defined term “Spanish ETVA”;

(aa) to insert a new defined term immediately following the defined term “U.K. Administrators” as follows:

“‘U.K. Dissolution’ shall mean the winding up or striking off of (x) those U.K. Subsidiaries listed on Schedule 1.02 hereto or (y) any other U.K. Subsidiary provided that the gross assets of any other U.K. Subsidiary which is struck off (as shown in the “High” valuation of any liquidation analysis produced by Kroll Limited on or about the date of its emergence from U.K. Administration) is less than £10,000.

(bb) to revise the defined term “U.K. Subsidiaries” by deleting the word “are” that appears in the third line thereof and inserting the phrase “were as of the Closing Date (i)” in its place, and by deleting the word “are” in the fifth line thereof and inserting the phrase “(ii)” in its place; and

(cc) to insert a new defined term immediately following the defined term “Wagner Brake Fluid Divestiture” as follows:

“‘Wagner Lighting Divestiture’ shall mean an Asset Sale consisting of the sale by the Parent and its Subsidiaries of certain assets located in the United States related to the Wagner Lighting Group, including manufacturing equipment related thereto but excluding the sale of the “Wagner” brand.”

Section 3. Amendment of Section 2.03 of the Credit Agreement. Section 2.03 of the Credit Agreement is hereby amended as follows:

(a) to revise clause (a)(B)(i) by deleting “$375,000,000” and inserting “$100,000,000” in its place;

(b) to revise the first sentence of clause (h) by deleting “$375,000,000” and inserting “$100,000,000” in its place; and

(c) to revise the first sentence of clause (i) by deleting “$375,000,000” and inserting “$100,000,000” in its place.

Section 4. Amendment of Section 2.20 of the Credit Agreement. Section 2.20 of the Credit Agreement is hereby amended by deleting the word “that” from the third line thereof, by deleting the word “letter” from the third line thereof and inserting the word “letters” in its place, by inserting the phrase “and October 23, 2006” immediately after the phrase “October 25, 2005”, and by inserting the phrase “collectively,” at the beginning of the parenthetical in the fourth line thereof.

Section 5. Amendment of Section 3.04 of the Credit Agreement. Section 3.04 of the Credit Agreement is hereby amended by deleting “2003” in the fourth line thereof and inserting “2004” in its place, by deleting each other occurrence therein of “2004” and inserting the word “2005” in its place, by deleting each preexisting occurrence therein of “2005” and inserting the word “2006” in its place, by inserting the phrase “and September 30, 2006” at the end of the first sentence thereof, by deleting the word “June” in the second to last line thereof and inserting the word “September” in its place, and by deleting the phrase “or otherwise disclosed to the Lenders in the Confidential Information Memorandum” at the end thereof.

Section 6. Amendment of Section 3.06 of the Credit Agreement. Section 3.06 of the Credit Agreement is hereby amended by deleting the phrase “or their Subsidiaries” in the second line thereof.

Section 7. Amendment of Section 5.01(p) of the Credit Agreement. Section 5.01(p) of the Credit Agreement is hereby amended by deleting the phrase “derivatives trader” in the third line thereof and beginning at the end of the fourth line thereof and inserting the phrase “hedging counterparty” in its place.

Section 8. Amendment of Section 5.08 of the Credit Agreement. Section 5.08 of the Credit Agreement is hereby amended by deleting the phrase “Closing Date” in the second line thereof and inserting the phrase “Amendment Date” in its place.

Section 9. Amendment of Section 5.09 of the Credit Agreement. Section 5.09 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (ii) thereof, by renumbering clause (iii) thereof as clause (iv) thereof, by inserting a new clause (iii) thereof: “(iii) as soon as practicable and in any event within four (4) Business Days after any sale or disposition outside the ordinary course of business (including by way of casualty or condemnation) of Accounts or Inventory comprising part of the Borrowing Base, and” and by inserting the phrase “(which, in the case of a sale or disposition described in clause (iii), shall be calculated to give effect to such sale or disposition)” immediately following the word “Base” in the twelfth line thereof.

Section 10. Amendment of Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended by inserting the phrase “the U.K. Dissolution,” immediately following the phrase “Permitted Dissolution,” in the second line thereof.

Section 11. Amendment of Section 6.03 of the Credit Agreement. Section 6.03 of the Credit Agreement is hereby amended as follows:

(a) to revise clause (ii)(A) by inserting the word “DIP” immediately following the word “Existing” in the eighth line thereof;

(b) to revise clause (ii)(B) by deleting the word “Closing” and inserting the word “Amendment” in its place;

(c) to revise clause (vii) by deleting the phrase “except for any Restricted Subsidiary Prohibited Indebtedness” at the beginning thereof and by deleting “$435,000,000” in each place that it appears in subclause (B)(x) thereof and inserting “$470,000,000” in its place;

(d) to revise clause (xi) by deleting word “or” appearing immediately after the phrase “Eurofriction Investment” and inserting a comma in its place, and by inserting the phrase “or the French Restructuring” at the end thereof;

(e) to revise clause (xii) by inserting the phrase “and in connection with the Company Voluntary Arrangements” immediately following the phrase “U.K. Settlement Agreement;;

(f) to renumber clause (xiii) as clause (xvi);

(g) to insert the following new clauses (xiii), (xiv) and (xv):

“(xiii) Indebtedness incurred by a Non-Debtor Foreign Subsidiary, the proceeds of which are used exclusively to repay Indebtedness of another Non-Debtor Foreign Subsidiary;”;

“(xiv) Indebtedness incurred by a Non-Debtor Foreign Subsidiary in connection with (A) the Anticipated Japanese Consolidation in an amount not to exceed $10,000,000 and (B) the Parent’s and its Subsidiaries’ operations in China (including working capital needs and capital improvements related to the Parent’s and its Subsidiaries’ operations in China) in an aggregate principal amount not to exceed $10,000,000;”;

“(xv) Indebtedness incurred by a Non-Debtor Foreign Subsidiary to satisfy a Joint Venture Put Obligation, in an amount not exceeding the borrowing capacity of the related joint venture at the time such Joint Venture Put Obligation is satisfied (as determined by the Parent in good faith); and”;

(h) and by deleting clause (xvi) thereof and inserting the following new clause (xvi) in its place:

“(xvi) other Indebtedness not included in clauses (i) through (xvi) in an amount not to exceed $10,000,000; provided that no Indebtedness incurred in reliance on the exceptions provided in clauses (v), (vii), (xi), (xiii), (xiv) or (xv) shall constitute Restricted Subsidiary Prohibited Indebtedness.

Section 12. Amendment of Section 6.04 of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by inserting the following three additional rows at the end of the table contained therein:

12/31/2006	$80,000,000
03/31/2007	$80,000,000
06/30/2007	$80,000,000

Section 13. Amendment of Section 6.05 of the Credit Agreement. Section 6.05 of the Credit Agreement is hereby amended by inserting the following three additional rows at the end of the table contained therein:

12/31/2006	$610,000,000	$200,000,000
03/31/2007	$610,000,000	$200,000,000
06/30/2007	$610,000,000	$200,000,000

Section 14. Amendment of Section 6.06 of the Credit Agreement. Section 6.06 of the Credit Agreement is hereby amended by deleting the phrase “Closing Date” appearing in the seventh line thereof and inserting the phrase “Amendment Date” in its place, by renumbering existing clause (iv) as new clause (v), by inserting a new clause (iv) thereof: “(iv) for any guaranty of payment obligations incurred by employees of the Borrowers for travel and entertainment expenses in the ordinary course of business,”, by renumbering existing clauses (v), (vi), (vii), (viii), (ix) and (x) as new clauses (vi), (vii), (viii), (ix), (x) and (xii) respectively, by inserting the phrase “and the Company Voluntary Arrangements” immediately following the phrase “U.K. Settlement Agreement in the renumbered clause (vi) thereof, and by inserting the following new clause (xi):

“(xi) for any guarantee by any Person which becomes a Foreign Subsidiary on or after the Amendment Date; provided that

(x) such guarantee was in existence at the time such Person became a Foreign Subsidiary and was not created in contemplation thereof and (y) the aggregate outstanding principal amount of the guaranteed obligations permitted by this clause (xi) shall at no time exceed $5,000,000 and”.

Section 15. Amendment of Section 6.08 of the Credit Agreement. Section 6.08 of the Credit Agreement is hereby amended by deleting the phrase “$1,000,000 per annum” in clause (v) thereof and inserting the phrase “(x) $10,000,000 in any calendar year with respect to Minority Interests in Foreign Subsidiaries and (y) $2,000,000 in any calendar year with respect to Minority Interests in Domestic Subsidiaries” in its place, by deleting the word “or” immediately following the phrase “Intercompany Loan Notes Restructuring” in clause (vii) thereof and inserting a comma in its place, by deleting the comma after the phrase “Italy Restructuring” in clause (vii) thereof and by inserting the phrase “or the French Restructuring,” in its place, by inserting a new clause (ix) thereof: “(ix) pursuant to Other Foreign Transfers, or” and by inserting a new clause (x) thereof: “(x) in connection with the U.K. Dissolution”.

Section 16. Amendment of Section 6.09 of the Credit Agreement. Section 6.09 of the Credit Agreement is hereby amended by inserting the phrase “the U.K. Dissolution,” immediately following the phrase “Permitted Dissolution” in the second line thereof, by deleting the word “or” immediately following the phrase “Eurofriction Investment” in the fifth line thereof and inserting a comma in its place, and by inserting the phrase “and the French Restructuring, and pursuant to the Company Voluntary Arrangements” immediately following the phrase “Asian Investment” in the fifth line thereof.

Section 17. Amendment of Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended as follows:

(a) to revise clause (xvi) thereof by deleting “$36,000,000” from the proviso thereof and inserting “$70,000,000” in its place;

(b) to revise clause (xvii) thereof by renumbering subclauses (x) and (y) within the parenthetical at the end thereof as subclauses (w) and (x), respectively, by inserting a new subclause (y) within that same parenthetical as follows: “(y) in the case of the Wagner Lighting Divestiture, in an amount not to exceed 50% of the total consideration for the assets sold in such Asset Sale”, and by deleting the phrase “during the term of this Agreement” appearing at the end of subclause (z) and inserting the clause “on or after the Amendment Date” in its place;

(c) to revise clause (xxi) thereof by deleting the phrase “(except for any Restricted Subsidiary Prohibited Indebtedness)”, by deleting the word “or” immediately following the phrase “Italy Restructuring” and inserting a comma in its place, and by adding the phrase “or the French Restructuring” immediately following the phrase “Asian Investment”;

(d) to revise clause (xxv) thereof by deleting the word “or” after the phrase “Foreign Subsidiary” at the end of subclause (b) thereof and inserting the phrase “, (c) a U.K. Subsidiary in another U.K. Subsidiary in connection with the Company Voluntary Arrangements or (d)” in is place;

(e) to revise clause (xxx) thereof by deleting the word “and” at the end thereof;

(f) to renumber existing clause (xxxi) as clause (xxxiii);

(g) by inserting a new clause (xxxi) thereof as follows: “investments pursuant to Other Foreign Transfers;”;

(h) by inserting a new clause (xxxii) thereof as follows: “Intercompany Loans from T&N to any other U.K. Subsidiary or from any U.K. Subsidiary to T&N in the ordinary course of business and solely in connection with the establishment and operation of the consolidated cash management system of the U.K. Subsidiaries; and”;

(i) to revise new clause (xxxiii) by deleting “(xxx)” and inserting “(xxxii)” in its place; and

(j) by inserting the following new sentence immediately following new clause (xxxiii): “For the avoidance of doubt, if an Investment in the form of an acquisition of an entity which thereby becomes a Subsidiary is permitted under this Section 6.10, the Investments held by such acquired entity on the date such acquired entity becomes a Subsidiary and not created in contemplation of such acquisition shall be permitted under this Section 6.10 and shall not be separately tested for compliance with clauses (i) through (xxxiii) of the preceding sentence.”

Section 18. Amendment of Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended as follows:

(a) to revise clause (vi)(y) thereof by deleting “$435,000,000” and inserting “$470,000,000” in its place;

(b) to revise clause (viii) thereof by deleting “$28,000,000” and inserting “$35,000,000” in its place, and by deleting the phrase “during the term of this Agreement” and inserting the phrase “at any time on or after the Amendment Date” in its place;

(c) to revise clause (ix) thereof by deleting the phrase “during the term of this Agreement” and inserting the phrase “at any time on or after the Amendment Date” in its place;

(d) to revise clause (xiii) thereof by deleting the phrase “the China Restructuring, the European Tax Restructuring, the Mexican Restructuring, the Intercompany Loan Notes Restructuring, the Italy Restructuring or the Asian Investment” and inserting the phrase “Investments permitted by Section 6.10” in its place;

(e) to renumber existing clause (xvii) as clause (xix) and remove the period at the end thereof; and

(f) to insert new clauses (xvii), (xviii), (xx) and (xxi) as follows:

“(xvii) sales or dispositions of the equity interests in Non-Debtor Foreign Subsidiaries pursuant to Other Foreign Transfers”;

“(xviii) sales or dispositions of assets pursuant to the French Restructuring”;

“(xx) the Wagner Lighting Divestiture and”; and

“(xxi) in connection with the U.K. Dissolution or the Company Voluntary Arrangements.”

Section 19. Amendment of Section 6.13 of the Credit Agreement. Section 6.13 of the Credit Agreement is hereby amended by deleting the phrase “existing on the Closing Date and” in the second line thereof and by inserting the phrase “or the Company Voluntary Arrangements.” immediately following the phrase “U.K. Administration” at the end thereof;

Section 20. Amendment of Section 7.01(e) of the Credit Agreement. Section 7.01(e) of the Credit Agreement is hereby amended by inserting the phrase “(other than with respect to the U.K. Subsidiaries)” immediately following the word “dismissed” in the first line thereof and by inserting the phrase “(other than with respect to the U.K. Subsidiaries)” immediately following the phrase “Bankruptcy Code or otherwise” in the fourth line thereof;

Section 21. Amendment of Section 7.01(k) of the Credit Agreement. Section 7.01(k) of the Credit Agreement is hereby amended by inserting the phrase “(not being a judgment given or order made in connection with any company voluntary arrangement proposed by the UK Administrators pursuant to the terms of the UK Settlement Agreement or any plan of reorganization proposed by the Debtors (whether alone or with others))” immediately following the word “order” in the first line thereof.

Section 22. Amendment of Section 7.01(m) of the Credit Agreement. Section 7.01(m) of the Credit Agreement is hereby amended by deleting clause (A) thereof in its entirety and inserting the following new clause (A) in its place:

“(A) Prepetition Payments to be made to creditors of the UK Subsidiaries or to fund any reserve or trust for the benefit of any such creditors in accordance with the terms of any company voluntary arrangement proposed by the UK Administrators pursuant to the terms of the UK Settlement Agreement or any plan of reorganization proposed by the Debtors (whether alone or with others),”, by deleting the word “or” at the end of clause (B)(xiv) thereof, by inserting the word “or” at the end of clause (B)(xv) thereof, and by inserting a new clause (B)(xvi) as follows:

“(xvi) payments by a U.K. Subsidiary (1) to a Borrower, (2) to a Foreign Subsidiary or (3) to another U.K. Subsidiary, of principal or interest on, or amounts otherwise on account of, Intercompany Loans made to such U.K. Subsidiary, provided that payments pursuant to subclause (2) shall be limited to an aggregate of $30,000,000 on or after the Amendment Date;”.

Section 23. Amendment of Section 10.18 of the Credit Agreement. Section 10.18 of the Credit Agreement is hereby amended by deleting the phrase “other than Federal-Mogul, S.A. – France” from the fourth line thereof.

Section 24. Amendment of Schedules to the Credit Agreement. The following schedules to the Credit Agreement are hereby amended as follows:

(a) Schedule 1.02 – U.K. Subsidiaries Subject to Dissolution is hereby inserted in the form attached as Exhibit 1.02 hereto;

(b) Schedule 3.06 – Liens is hereby amended to include the additional information contained in Exhibit 3.06 hereto;

(c) Schedule 6.03 – Existing Indebtedness of Foreign Subsidiaries is hereby amended to include the additional information contained in Exhibit 6.03 hereto;

(d) Schedule 6.06 – Existing Guarantees is hereby amended to include the additional information contained in Exhibit 6.06 hereto;

(e) Schedule 6.10 – Existing Joint Venture Investments is hereby amended to include the additional information contained in Exhibit 6.10 hereto;

(f) Schedule 6.11 – Surplus Real Estate Assets Eligible for Sale is hereby deleted and replaced in its entirety by the information contained in Exhibit 6.11 hereto; and

(g) Schedule 6.13 – Borrower Transaction Restrictions is hereby amended to include the additional information contained in Exhibit 6.13 hereto.

Section 25. Amendment of the Security and Pledge Agreement. The first paragraph after clause (v) of Section 1 of the Security and Pledge Agreement dated as of November 23, 2005, by and among Federal-Mogul Corporation, a Michigan corporation, and each of its direct or indirect subsidiaries party to the Credit Agreement and the Administrative Agent (in its capacity as administrative agent under the Credit Agreement and as collateral agent under the Security and Pledge Agreement), is hereby amended by deleting the phrase “(other than Federal-Mogul, S.A. – France)” that appears beginning in the fourth line thereof, by deleting the word “and” that appears at the end of subclause (iv) thereof, by inserting the word “and” at the end of subclause (v) thereof, and by inserting a new subclause (vi) as follows:

“(vi) any pledge by a Grantor of any equity interests in a Non-Debtor Foreign Subsidiary that results solely from the acquisition by such Grantor of such equity interests in a transaction that is part of an Other Foreign Transfer shall, at the time that such equity interests are contributed or otherwise transferred to a Non-Debtor Foreign Subsidiary Holding Company by such Grantor, be released without further action of any kind and, upon such release, the Administrative Agent shall promptly return to the applicable Grantor any certificates in its possession representing such equity interests.”

Section 26. Representations. Each Borrower represents and warrants that (i) all the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date of effectiveness of this Amendment (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (ii) no Default will have occurred and be continuing under the Credit Agreement on the date of effectiveness of this Amendment.

Section 27. Changes in Lenders and Participations. With effect from and including the date this Amendment becomes effective in accordance with Section 28 hereof:

(a) Each Person listed in Annex A hereto which is not a party to the Credit Agreement prior to the effectiveness of this Amendment (a “New Lender”) shall become a Lender party to the Credit Agreement, and a Revolving Credit Lender if such New Lender has a Revolving Credit Commitment set forth in Annex A and/or a Term Lender if such New Lender has a Term Loan Amount set forth in Annex A.

(b) Each Revolving Credit Lender listed in Annex A shall have a Revolving Credit Commitment in the applicable amount set forth in Annex A, which shall replace Annex A to the Credit Agreement with respect to the Revolving Credit Lenders and their Revolving Credit Commitments.

(c) Each New Lender which is a Term Lender shall make Term Loans to the Borrowers in an aggregate amount equal to the amount set forth opposite its name under the column Term Loan Amount in Annex A, such new Term Loans to be allocated ratably among all outstanding Borrowings of Term Loans and to be deemed part of such outstanding Borrowings.

(d) Each New Lender which is a Revolving Credit Lender shall make new Revolving Credit loans to the Borrowers in an amount such that, after giving effect thereto, the aggregate amount of such Loans shall bear the same relationship to the Revolving Credit Commitment of such New Lender as the outstanding Revolving Credit Loans of the other Revolving Credit Lenders bear to their Revolving Credit Commitments, such new Revolving Credit Loans to be allocated ratably among all outstanding Borrowings of Revolving Credit Loans and to be deemed part of such outstanding Borrowings.

(e) The participations of the Revolving Credit Lenders in outstanding Letters of Credit and their obligations with respect to outstanding Swing Line Loans shall be redetermined on the basis of the Revolving Credit Commitments set forth in Annex A.

(f) Any Lender party to the Agreement but not listed in Annex A (a “Departing Lender”) shall cease to be a Lender party to the Credit Agreement, shall cease to have any Commitment under the Credit Agreement, any participation in outstanding Letters of Credit or any obligation with respect to outstanding Swing Line Loans, and all accrued fees and other amounts payable under the Credit Agreement for the account of such Lender shall be due and payable on such date; provided that the provisions of Sections 2.15, 2.16, 2.19, 10.04 and 10.05 of the Agreement shall continue to inure to the benefit of each such Lender.

(g) Any Lender which is not a New Lender, but whose Revolving Credit Commitment and/or Term Loan Amount is increased in Annex A above that previously in effect shall be deemed a New Lender for purposes of clauses (c) and (d) to the extent of such increase, and any such Lender whose Revolving Credit Commitment or Term Loan Amount is so decreased shall be deemed a Departing Lender for purposes of Section 28(b) hereof to the extent of such decrease.

Section 28. Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent is met:

(a) Execution. The Administrative Agent shall have received a counterpart hereof signed by each Borrower and Lenders comprising the Super-majority Lenders.

(b) Payments to Departing Lenders. All Loans held by Departing Lenders shall have been prepaid in full, together with all accrued interest thereon and all accrued fees and other amounts payable for the account of any Departing Lender, applying the proceeds of new Loans made pursuant to Section 27(c) and

(d) of this Amendment. The Required Lenders hereby waive any requirement of prior notice of such prepayment.

(c) Approval Order. The Administrative Agent shall have received a certified copy of an order of the Bankruptcy Court in form satisfactory to the Administrative Agent (the “Approval Order”) approving this Amendment and the Loan Documents as amended hereby, which Approval Order shall (i) be in full force and effect, (ii) not have been stayed, reversed, modified or amended in any respect, except as approved by the Administrative Agent, in its sole discretion, (iii) approve or otherwise reaffirm the payment by the Borrowers of all of the Fees set forth in Sections 2.20, 2.21 and 2.22 of the Credit Agreement as amended hereby and (iv) be entered with the consent or non-objection of a preponderance (as determined by the Administrative Agent in its sole discretion) of the secured creditors of any of the Borrowers under the Prepetition Agreements; and, if the Approval Order is the subject of a pending appeal in any respect, neither the making of a Loan or Swing Line Loan nor the issuance of a Letter of Credit nor the performance by any of the Borrowers of any of their obligations under the Loan Documents or under any other instrument or agreement referred to therein shall be the subject of a presently effective stay pending appeal.

(d) Opinion of Counsel. The Administrative Agent and the Lenders shall have received one or more favorable written opinion letters of counsel to the Borrowers, acceptable to the Administrative Agent, substantially in the form of the opinion letters attached as Exhibit D to the Credit Agreement with reference to this Amendment and the Loan Documents as amended hereby.

(e) Payment of Fees. The Borrowers shall have paid to the Administrative Agent all fees then due under the Fee Letter (as defined after giving effect to this Amendment).

(f) Representations and Warranties. All representations and warranties contained in this Amendment and the other Loan Documents shall be true and correct in all material respects on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct on and as of such earlier date.

(g) No Default. On such date no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

(h) Closing Documents. The Administrative Agent shall have received such evidence of the existence of the Borrowers, the authority for and the validity of this Amendment, the satisfaction of the other conditions specified in this Section 28, and any other matters relevant hereto as the Administrative Agent may reasonably request, all reasonably satisfactory in form and substance to the Administrative Agent.

Section 29. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 30. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 31. Effect on Credit Agreement and Security and Pledge Agreement. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition of, or to any amendment or modification of, any term or condition (except as specifically set forth herein) of the Credit Agreement, the Security and Pledge Agreement or any other of the Loan Documents or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any of the other Loan Documents.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS and GRANTORS:

FEDERAL-MOGUL CORPORATION

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

J.W.J. HOLDINGS INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

CARTER AUTOMOTIVE COMPANY, INC.

By:
Name:	David A. Bozynski
Title:	President and Treasurer

FEDERAL-MOGUL VENTURE CORPORATION

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL GLOBAL PROPERTIES INC.

By:
Name:	David A. Bozynski
Title:	President and Treasurer

FEDERAL-MOGUL WORLD WIDE, INC.

By:
Name:	David A. Bozynski
Title:	President and Treasurer

FELT PRODUCTS MFG. CO.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL U.K. HOLDINGS INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL GLOBAL INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

T&N INDUSTRIES INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FERODO AMERICA, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

GASKET HOLDINGS, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL MYSTIC, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL PRODUCTS INC.

By:
Name:	David A. Bozynski
Title:	President and Treasurer

FEDERAL-MOGUL FX, INC.

By:
Name:	David A. Bozynski
Title:	President

FEDERAL-MOGUL POWERTRAIN, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL PISTON RINGS, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

MCCORD SEALING, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL DUTCH HOLDINGS, INC.

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

FEDERAL-MOGUL IGNITION COMPANY

By:
Name:	David A. Bozynski
Title:	Vice President and Treasurer

CITICORP USA, INC., as Administrative Agent and Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as Fronting Bank

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent and Collateral Agent

By:
Name:
Title:

LENDERS:

CITICORP USA, INC.

By:
Name:
Title:

[LENDER], as [Revolving Credit][Term] Lender

By:
Name:
Title: